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                                                         Exhibit 23.3

                CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the use of our report incorporated by reference in this Form S-3.


                                                      Arthur Andersen LLP
Baltimore, Maryland,
August 8, 1997